Exhibit (b)

                                CERTIFICATION

                          Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002

        The undersigned, the Chief Financial Officer of the Copley Fund, Inc. (the "Fund"), with respect to the Form N-CSRS for the period ended August 31, 2007 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C.
        Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

        1. such Form N-CSRS fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
        and

        2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 8, 2007





                                          /s/ Irving Levine
                                              Irving Levine
                                              President
                                              (Chief Executive Officer)

                                                  Exhibit (b)

                                CERTIFICATION

                          Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002

        The undersigned, the Chief Financial Officer of the Copley Fund, Inc. (the "Fund"), with respect to the Form N-CSRS for the period ended August 31, 2007 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C.
        Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

        1. such Form N-CSRS fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
        and

        2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 8, 2007





                                          /s/ Irving Levine
                                              Irving Levine
                                              President and Treasurer
                                              (Chief Financial Officer)